SEPTEMBER 30, 2025
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Other Accounts Managed or Sub-Advised by Wellington Management Portfolio Managers,” the following information is added under the Balanced Income Fund:
FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Balanced Income Fund
Noah C. Atlas(5)
Other Registered Investment Companies	6	$146	0	$0
Other Pooled Investment Vehicles	9	$253	3	$180
Other Accounts	3	$9	0	$0
(5)
Information is as of July 31, 2025. Effective September 30, 2025, Mr. Atlas became a portfolio manager to the Balanced Income Fund.

(2)
Effective immediately, under the heading “Portfolio Managers – Funds Sub-Advised by Wellington Management – Equity Securities Beneficially Owned by Wellington Management Portfolio Managers,” the following information is added:
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Noah C. Atlas(5)	Balanced Income Fund	None
(5)
Information is as of July 31, 2025. Effective September 30, 2025, Mr. Atlas became a portfolio manager to the Balanced Income Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.